UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 11, 2016

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices of each Registrant)	(Zip Code of each Registrant)

(318) 388-9000

(Telephone number, including area code, of each Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 11, 2016, CenturyLink, Inc. (“CenturyLink”) issued a press release announcing that its wholly-owned subsidiary, Qwest Corporation (“Qwest”), agreed to sell $850 million aggregate principal amount of its 6.5% unsecured senior notes due 2056. Qwest also granted the underwriters of this offering an option to acquire up to an additional $127.5 million principal amount of these notes to cover any over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink and Qwest. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to Qwest’s failure to satisfy the conditions to the underwriters’ obligation to consummate the offering; the possibility that corporate developments could preclude, impair or delay the above-described offering due to restrictions under the federal securities laws; changes in Qwest’s credit ratings; changes in Qwest’s cash requirements or financial position; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of Qwest to consummate the above-described offering or listing on the terms described herein or at all; Qwest’s continued access to credit markets on favorable terms; and other risks referenced from time to time in CenturyLink’s or Qwest’s filings with the Securities and Exchange Commission. There can be no assurances that the above-described offering will be consummated or the notes will be listed on the terms described herein or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink or Qwest to identify all such factors, nor can CenturyLink or Qwest predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of their forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Neither CenturyLink nor Qwest undertakes any obligation to publicly update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Corporation have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Qwest Corporation

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: August 11, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 11, 2016 announcing the pricing of Qwest Corporation’s debt offering.

4